SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2012

White Mountain Titanium Corporation

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-129347	87-057730
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

Augusto Leguia 100, Oficina 1401, Las Condes, Santiago Chile	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (56 2) 657-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2012, we entered into a letter of intent (the “LOI”) with Hyundai Welding Co., Ltd. and Korea Resources Corporation, each a Korean company (collectively the “Korean Consortium”). The Korean Consortium has requested a variation to the payment schedule set forth in the LOI, as reported in the 8-K filed with the Commission on June 29, 2012. The variation has been requested to allow the Korean Consortium adequate time to secure all necessary approvals, both regulatory and banking, in order to make the payment. The Company has granted the variation, on a non-exclusive basis, and the full $10,000,000 is due on or before August 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White Mountain Titanium Corporation

Date: July 6, 2012	By:	/s/ Michael P. Kurtanjek
Michael P. Kurtanjek, President